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                                                                   EXHIBIT 10.13


                             FIRST LEASE AMENDMENT
                             ---------------------


     THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 14th day of June, 2000 by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and HOMEGROCER.COM, INC., a Washington corporation ("Tenant").

                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, Landlord and Tenant entered into a certain lease dated February 23, 2000 (the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 105,600 rentable square feet (the "Leased Premises") located in Crossroads Business Park, Building 2, 1255 N. Schmidt Road, Romeoville, IL 60446 and

     WHEREAS, Landlord acknowledges that Tenant has reincorporated in the State of Washington since the execution date of the Lease;

     WHEREAS, Landlord and tenant desire to amend certain provisions of the Lease;

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

     1.   Incorporation of Recitals. The above recitals are hereby incorporated
          -------------------------
into this Amendment as if fully set forth herein.

     2.   Amendment of Section 2.02. Construction of Tenant Improvements.
          -------------------------  -----------------------------------
Section 2.02 of the Lease is hereby amended to provide that the date of September 1, 2000 referenced in the last sentence is hereby deleted and replaced with December 1, 2000. Section 2.02 is hereby further amended by adding the following:

          Notwithstanding anything seemingly to the contrary in the Lease, the parties acknowledge and agree that Landlord's construction of the tenant finish improvements shall be governed solely by the Construction Agreement by and between Tenant and Duke Construction Limited Partnership ("Duke Construction"), dated May 26, 2000 (the "Construction Agreement"), and that Landlord shall pay directly to Duke Construction Landlord's Allowance as Landlord's contribution to the costs for such construction. In the event of any discrepancies regarding the construction of the tenant finish improvements between the Lease and the Construction Agreement, the Construction Agreement shall prevail.

     3.   Tenant's Representations and Warranties. The undersigned represents
          ---------------------------------------
and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

     4.   Examination of Amendment. Submission of this instrument for
          ------------------------
examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

     5.   Definitions. Except as otherwise provided herein, the capitalized
          -----------
terms used in this Amendment shall have the definitions set forth in the Lease.

     6.   Incorporation. This Amendment shall be incorporated into and made a
          -------------
part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.


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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.


                                          LANDLORD:

                                          DUKE-WEEKS REALTY LIMITED PARTNERSHIP,
                                          an Indiana limited partnership

                                          By:  Duke-Weeks Realty Corporation,
                                               its General Partner


                                               By: /s/ James B. Connor
                                                  ----------------------------
                                                   James B. Connor
                                                   Senior Vice President
                                                   Chicago Industrial


                                          TENANT:

                                          HOMEGROCER.COM, INC.,
                                          a Washington corporation

                                          By: /s/ Mary Alice Taylor
                                             ------------------------------

                                          Printed: Mary Alice Taylor
                                                   --------------------------

                                          Title:   Chairman & CEO
                                                   --------------------------



STATE OF Washington     )
         ----------
                        ) SS:
COUNTY OF King          )
          -----


     Before me, a Notary Public in and for said County and State, personally appeared Mary Alice Taylor, by me known and by me known to be the Chairman & CEO of HomeGrocer.com, Inc., a Washington corporation who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

     WITNESS my hand and Notarial Seal this 14th of June, 2000.

                                             /s/ Celia L. Moore
                                             -------------------------------
                                             Notary Public


                  [SEAL]                     /s/ Celia L. Moore
                                             -------------------------------
                                             (Printed Signature)



My Commission Expires:  7/29/02
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My County of Residence: Snohomish
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